SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 5, 2008

RHAPSODY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	005-52203	20-4743916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26000 Commercentre Drive, Lake Forest, CA		92630
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 598-9242

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(a) Dismissal of Certifying Accountant

On August 5, 2008, we notified BDO Seidman, LLP (“BDO”), the independent registered public accounting firm that was engaged as our principal accountant to audit our financial statements, that we intended to engage new certifying accountants and thereby were dismissing BDO.

Our decision to change accountants was unanimously approved by our board of directors at the same meeting at which our audit committee was appointed. The reason for the change was to allow us to engage the firm that has audited the annual financial statements of Primoris.

The audit report dated May 29, 2008 of BDO on our financial statements as of March 31, 2007 and 2008, and for the periods from inception (April 24, 2006) to March 31, 2007, the year ended March 31, 2008 and the period from inception (April 24, 2006) to March 31, 2008, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report contained a separate paragraph stating:

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is required to consummate a business combination by October 3, 2008. As discussed in Note 8, the Company has entered into a definitive agreement of merger. The possibility of such business combination not being consummated raises substantial doubt about the Company’s ability to continue as a going concern, and the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the period from inception (April 24, 2006) to March 31, 2008 and the subsequent interim period through August 5, 2008, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in connection with its report. There were no “reportable events” as defined in Regulation S-K Item 304(a)(1)(v) during the period from inception (April 24, 2006) to March 31, 2008 and the subsequent interim period through August 5, 2008.

We provided BDO with a copy of the disclosures we are making in this Item 4.01(a). Attached as Exhibit 16.1 to this report is BDO’s letter to the Securities and Exchange Commission, dated August 6, 2008, regarding these disclosures.

(b) Engagement of New Certifying Accountant

On August 5, 2008, we engaged Moss Adams LLP (“Moss Adams”) as our new independent auditors. We have not consulted with Moss Adams during the period from inception (April 24, 2006) to March 31, 2008 and the subsequent interim period through August 5, 2008 regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, or as to any disagreement or event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K under the Securities Act.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On August 5, 2008, our board of directors adopted various non-substantive revisions to our code of ethics that applies to our directors, officers and employees as well as those of our subsidiaries. A copy of our code of ethics is attached as Exhibit 14.1 to this report.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Not applicable.

(b) Pro Forma Financial Information

Not applicable.

(c) Shell Company Transaction

Not applicable.

(d)	Exhibits

Exhibit No.	Description

14.1	Code of Ethics (*)

16.1	Letter from BDO Seidman, LLP dated August 6, 2008 regarding change in certifying accountant (*)
_______________
(*) Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2008	RHAPSODY ACQUISITION CORP.

By: /s/ John P. Schauerman
John P. Schauerman, Chief Financial Officer

EXHIBIT ATTACHED TO THIS FORM 8-K

Exhibit No.	Description

14.1	Code of Ethics

16.1	Letter from BDO Seidman, LLP dated August 6, 2008 regarding change in certifying accountant